                       NATIONWIDE VARIABLE INSURANCE TRUST

                      Federated NVIT High Income Bond Fund
                          NVIT International Value Fund
                           JPMorgan NVIT Balanced Fund
                       Van Kampen NVIT Comstock Value Fund
                     Van Kampen NVIT Multi Sector Bond Fund

                      Supplement dated July 20, 2007 to the
                          Prospectus dated May 1, 2007

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

Effective immediately, Devin Armstrong, CFA and James Warwick have been added as portfolio  managers to the Van Kampen  NVIT  Comstock  Value  Fund.  The section titled "Van Kampen NVIT Comstock  Value Fund" under  "Portfolio  Management"  on page 24 has been deleted and is restated in its entirety as follows:

Van Kampen NVIT Comstock Value Fund

The Fund is managed by a team of portfolio managers led by B. Robert Baker, Jr.,
Managing  Director.  Mr. Baker has been a Managing  Director since December 2000 and has been employed by VKAM since November 1991.

Portfolio  Managers Jason S. Leder,  Kevin C. Holt,  Devin  Armstrong,  CFA, and
James Warwick are also  responsible for the day-to-day  management of the Fund's investment portfolio.

Mr. Leder,  a Managing  Director of VKAM,  has been employed by VKAM since April
1995.  Mr. Holt, a Managing  Director of VKAM,  has been  employed by VKAM since
August 1999.  Mr.  Armstrong,  Vice  President,  has been employed by VKAM since
August  2004.  From August 2002 to May 2004,  Mr.  Armstrong  attended  Columbia
Business School, and prior to that, he was a research associate at William Blair
& Company. Mr. Warwick, a Vice President of VKAM, joined VKAM in 2002.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PS-NSUB-3 7/07